UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 15, 2007
                                                         ----------------

                              NOVA BIOGENETICS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     001-16703             04-3656563
  -------------------------------      -------------      -------------------
  (State or other jurisdiction of       (Commission          (IRS Employer
         incorporation)                 File Number)      Identification No.)


             227 Sandy Springs Place, D-341, Sandy Springs, GA 30328
             -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code 770-650-6508
                                                           ------------

             8601 Dunwoody Place, Suite 338, Atlanta, Georgia 30350
             ------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Shelley S. Moses resigned as Secretary/Treasurer and Director for Nova BioGenetics, Inc. effective January 15, 2007; during the transition period, she has agreed to continue to work as an employee for the company. The company is seeking a qualified replacement for its Secretary/Treasurer position and intends to add new board of directors as qualified individuals become available. Additionally, while the company's manufacturing address remains the same, the corporate mailing address has changed. All correspondence should be directed to:
Nova BioGenetics, Inc. (including any subsidiaries: Nova Specialty Chemical, Nova Biopharmaceuticals) - 227 Sandy Springs Place, D-341, Sandy Springs, GA 30328.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NOVA BIOGENETICS INC.
                                        (Registrant)


Date:  January 23, 2007                 By: /s/ Dr. Kevin Smith
                                            -------------------
                                            Dr. Kevin Smith
                                            Chief Executive Officer


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